SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

MUNICIPAL HIGH INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)
Laurie E. Buckley
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2).
[   ]	$500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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. . . . . . . . . .
	2)	Aggregate number of securities to which transaction applies:

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. . . . . . . . . .
	3)	Per unit price or other underlying value of transaction computed pursuant to
		Exchange Act Rule 0-11:1

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. . . . . . . . . .
	4)	Proposed maximum aggregate value of transaction:

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. . . . . . . . . .
 1	Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

		 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . . . . . . .
	2)	Form, Schedule or Registration Statement No.:

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	3)	Filing Party:

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	4)	Date Filed:

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. . . . . . . .






 MANAGED HIGH INCOME PORTFOLIO INC. TWO WORLD TRADE CENTER, 100TH FLOOR NEW YORK, NEW YORK 10048

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 1994

To the Shareholders of MANAGED HIGH INCOME PORTFOLIO INC.:

	Notice is hereby given that the Annual Meeting of Shareholders of Man-aged High Income Portfolio Inc. (the "Fund") will be held at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York at 1:00 p.m. on June 2, 1994 for the following purposes:

1. To elect seven (7) Directors of the Fund (PROPOSAL 1).

2. To ratify the selection of Coopers & Lybrand as the independent accountants of the Fund for the fiscal year ended February 28, 1995 (PROPOSAL 2).

3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

	The close of business on April 4, 1994, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

By order of the Board of Directors, FRANCIS J. MCNAMARA, III Secretary
May 2, 1994

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

INSTRUCTIONS FOR SIGNING PROXY CARDS

	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


			REGISTRATION							VALID
SIGNATURE
CORPORATE ACCOUNTS
(1) ABC Corp.									ABC Corp.
(2) ABC Corp.									John Doe,
Treasurer
(3) ABC Corp.
		c/o John Doe, Treasurer					John Doe
(4) ABC Corp. Profit Sharing Plan					John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust									Jane B. Doe,
Trustee
(2) Jane B. Doe, Trustee						Jane B. Doe
u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS
(3) John B. Smith, Cust.
		f/b/o John B. Smith, Jr. UGMA				John B. Smith
(4) Estate of John B. Smith						John B. Smith,
Jr., Executor


MANAGED HIGH INCOME PORTFOLIO INC. TWO WORLD TRADE CENTER, 100TH FLOOR NEW YORK, NEW YORK 10048

ANNUAL MEETING OF SHAREHOLDERS JUNE 2, 1994

PROXY STATEMENT

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income Portfolio Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at 1:00 p.m. on June 2, 1994, at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. In addition to solicitations of proxies by mail, officers of the Fund and officers and regular employees of The Boston Company Advisors, Inc. ("Boston Advisors"), the Fund's administrator, The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, the Fund's transfer agent, or other representatives of the Fund may also solicit proxies by telephone, telegraph or in person. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures are anticipated to be $6,000, and such expenses and costs will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Fund, which includes audited financial statements for the fiscal period ended February 28, 1994, has previously been furnished to all shareholders of the Fund. This proxy statement is first being mailed to shareholders on or about May 2, 1994.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of Common Stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

	In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

	The close of business on April 4, 1994, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

	The Fund has one class of common stock, which has a par value of $0.001 per share. On April 4, 1994, there were 41,978,224 Shares outstanding. Each shareholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

	As of April 4, 1994, Cede & Co., a nominee partnership of Depository Trust Company, held 41,054,029 or 97.79% of the Shares outstanding. Of the Shares included in the Shares held by Cede & Co., Smith Barney Shearson Inc., located c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, held 38,141,780 or 90.8% of the Shares.

	As of April 4, 1994, the Fund's officers and Directors beneficially owned less than 1% of the outstanding Shares.

	Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the meeting in person or by proxy by the shareholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS.

	At the Meeting, the seven current Directors of the Fund are to be elected by the Funds' shareholders. Class I Directors of the Fund, as noted in the accompanying table, will be elected for an initial term of one (1) year, to expire on the date of the Fund's next annual meeting of shareholders. Class II Directors of the Fund will be elected for an initial term of two (2) years to expire as of the date of the annual meeting of shareholders to be held in 1996. Class III Directors of the Fund will be elected for an initial term of three (3) years to expire as of the date of the annual meeting of shareholders to be held in 1997. At each subsequent annual meeting, Directors of the Class whose term of office is then expiring (or if any such Director declines to stand for reelection, the Director chosen to succeed the Director whose term is expiring) will be proposed for election for a term expiring at the time of the third succeeding annual meeting, or when their respective successors are elected and qualified. It is the intention of the Fund to maintain the apportionment of Directors among the Classes on as equal a basis as possible. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.

	Each of the nominees currently serves as a Director of the Fund and has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Set forth below are the nominees for election to the Fund's Board of Directors, together with certain other information:



NUMBER (AND PERCENTAGE) OF FUND SHARES
  NAME, AGE, PRINCIPAL OCCUPATION AND OTHER				SERVED AS A	BENEFICIALLY OWNED**
BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS			DIRECTOR SINCE   CLASS	AS OF APRIL 4, 1994
JAMES J. CRISONA,+ age 86									1993		II		None
Retired; formerly an attorney in private practice; prior to
1976, a Justice of the Supreme Court of the State of New York.



PAOLO M. CUCCHI,+ age 53								1993	I	None Dean of College of
Liberal Arts at Drew University.

ALESSANDRO C. DI MONTEZEMOLO,+ age 75						1993	III	None Retired; former
Chairman of the Board of Marsh &
   McLennan, Inc.; a Director of OffitBank.



ANDREA FARACE, age 38									1993	II		520.7176 Executive Vice
President and Senior Managing Director, '21'			(less than 1%)
International Holdings, Inc.; from April 1991 to March 1993, President,
 '21' International Holdings, Inc.; from May
1990 to April 1991, Executive, C.I.R. S.p.A.; from October 1989 to May 1990, Managing Director, Shearson Lehman
Hutton Holdings, Inc.; prior to October 1989, Senior Vice President,
 Shearson Lehman Hutton Holdings, Inc.



DR. PAUL HARDIN,+ age 62								1993	I	None Chancellor of the
University of North Carolina at Chapel Hill;
   a Director of The Summit Bancorporation.



HEATH B. MCLENDON,*+ age 60								1993	III		545.6135 Executive Vice
President of Smith Barney Shearson Inc. ("Smith			(less than 1%)
Barney Shearson"); Chairman of Smith Barney Shearson Strategy Advisers Inc.
 Prior to July 1993, Senior Executive Vice
President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers");
 Vice Chairman of Shearson Asset Management.



GEORGE M. PAVIA,+ age 66								1993	I	None Senior Partner, Pavia
& Harcourt, Attorneys.

* Interested person of the Fund as defined in the 1940 Act.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The
 information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
+ Director, Trustee or General Partner of other registered investment companies for which Smith Barney Shearson is principal underwriter.

	Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the
Securities and Exchange Commission, the New York Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year
 ended February 28, 1994, all filing requirements applicable to such persons were complied with.

	The principal officers of the Fund are listed in the table below, with the exception of Mr. McLendon. Mr. McLendon was first elected Chairman in 1993. This table also shows certain additional information.
Each officer of Fund will hold such office until a successor has been elected by the Board of Directors.

				PRINCIPAL OCCUPATIONS POSITION		AND OTHER AFFILIATIONS


				NAME						(YEAR FIRST ELECTED)		DURING THE PAST FIVE YEARS
Steven J. Treadway, age 46				President (1993)		Executive Vice President
 and Director


of Smith Barney Shearson; Director and
President of Mutual Management Corp. and Smith, Barney Advisers, Inc.
 and Trustee of Corporate Realty Income Trust I.

Richard P. Roelofs, age 40				Executive Vice		Managing Director of
 Smith Barney President (1993)
			Shearson and Senior Vice President of
Smith Barney Shearson Strategy Advisers, Inc. Prior to July 1993,
 Senior Vice President of Shearson Lehman Brothers and
Vice President of Shearson Lehman Investment Strategy Advisors Inc.
John C. Bianchi, age 38					Vice President and		Managing Director
 of Greenwich Street
Investment Officer (1993)		Advisors. Prior to July 1993, Managing
															Director of Shearson Lehman
Advisors. Vincent Nave, age 48					Treasurer (1993)		Senior Vice
 President of Boston Advisors
and Boston Safe Deposit and Trust
Company.
Francis J. McNamara, III, age 38			Secretary (1993)		Senior Vice
President and General Counsel of Boston
Advisors.

	The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator, a fee of $5,000 per year plus $500 per regular meeting attended, together with th pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended February 28, 1994 amounted to $47,155.

	During the fiscal period ended February 28, 1994, the Directors of the Fund met five times. Each Director attended at least 75% of the meetings held during the period they were in office.
 The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal period ended
 February 28, 1994, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

REQUIRED VOTE

	Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

	THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

	Coopers & Lybrand, One Post Office Square, Boston, Massachusetts 02109, have served as independent accountants for the Fund since its commencement of operations on March 26, 1993 and have been selected by the vote of a majority of those Directors who are not "interested persons" of the Fund to serve as independent accountants for the Fund's fiscal year ending February 28, 1995. Coopers & Lybrand has informed the Fund that it has no direct or indirect material financial interest in the Fund, Greenwich Street Advisors Division of
 Mutual Management Corporation, the Fund's investment adviser
("Greenwich Street Advisors") or Boston Advisors.

	Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

REQUIRED VOTE

	Ratification of the selection of Coopers & Lybrand as independent accountants requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

	THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

ADDITIONAL INFORMATION

THE INVESTMENT ADVISER

	Greenwich Street Advisors, located at 388 Greenwich Street, New York, New York, has served as investment adviser to the Fund since July 31, 1993. Greenwich Street Advisors renders investment advice to clients with total assets under management of $42.9 billion as of March 31, 1994.

	Greenwich Street Advisors is a division of Mutual Management Corp. which is controlled by Smith Barney Shearson
Holdings Inc., which is in turn a wholly owned subsidiary of
 The Travelers Inc. (formerly, Primerica Corporation)
("Travelers"). Travelers is located at 65 East 55th Street, New York, NY 10022.

	Prior to July 31, 1993, Shearson Lehman Advisors, a member of the investment management group of the SLB Asset
Management Division of Shearson Lehman Brothers Inc., served as investment adviser to the Fund. As of the close of business on July 30, 1993, Travelers (which at the time was known as Primerica
 Corporation) and Smith Barney, Harris Upham & Co.
Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Inc. and Smith Barney,
 Harris Upham & Co. Incorporated was renamed Smith Barney
Shearson Inc. As of the close of business on
 July 30, 1993, Greenwich Street Advisors succeeded Shearson Lehman Advisors as the Fund's investment adviser. The new investment advisory agreement with the Adviser contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.

	The name, position with Greenwich Street Advisors, and principal occupation of each executive officer and director of
Greenwich Street Advisors is set forth in the following table:


POSITION WITH
GREENWICH				PRINCIPAL
			NAME					STREET ADVISORS				OCCUPATION
Thomas B. Stiles II			Chairman and Chief		Executive Vice President
Executive Officer		of Smith Barney
Shearson
John C. Bianchi				Managing Director				Same
Robert Brady					Managing Director				Same
Ellen S. Cammer				Managing Director				Same
James Conroy					Managing Director				Same
Joseph P. Deane				Managing Director				Same
Kenneth Egan					Managing Director				Same
Jay Gerken					Managing Director				Same
Jack Levande					Managing Director				Same
Lawrence T. McDermott			Managing Director				Same
Ronald Perry					Managing Director				Same
Kevin Reed					Managing Director				Same
Phyllis M. Zahorodny			Managing Director				Same
George Novello				Managing Director				Same

	An audited consolidated statement of financial condition of Mutual Management Corp. as of December 31, 1993 is set
forth as Exhibit A to this Proxy Statement.

THE ADVISORY AGREEMENT

	Greenwich Street Advisors currently serves as investment adviser to the Fund pursuant to an Investment Advisory
Agreement (the "Agreement") dated July 31, 1993, the terms of which were approved by the members of the Board of Directors on June 9, 1993. Under the terms of the Agreement, Greenwich Street
 Advisors has general responsibility for the investment and management of the Fund's assets, subject to the supervision, direction and approval of the Board of the Fund, and subject to and in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus, Articles of Incorporation and in the manner and to the extent as may from time to time be approved by the Directors of the Fund. In discharging its responsibility, Greenwich
 Street Advisors has the authority to make investment decisions for the Fund, to select and place purchase and sale orders for portfolio transactions for the Fund and to employ professional portfolio managers and securities analysts who provide research services to the Fund.

	For services rendered to the Fund, the Fund pays the Adviser a fee computed and paid monthly, at the annual rate of
0.90% of the Fund's average daily net assets. For the fiscal period ended February 28, 1994, the Fund paid advisory fees to Greenwich Street Advisors amounting to $4,217,562.

	The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, Greenwich Street Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund.

Pursuant to its terms, the Agreement will remain in effect until
 July 29, 1995, and from year to year thereafter if approved annually (i) by the Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement terminates on its assignment and may be terminated without penalty on 60 days' written notice by the Fund's Board of Directors or by the vote of the shareholders of the Fund, or upon 90 days' written notice by the Adviser.

THE ADMINISTRATION AGREEMENT

	Boston Advisors was organized in 1978 and is a wholly owned subsidiary of The Boston Company, Inc. ("TBC"). Both
Boston Advisors and TBC are located at One Boston Place, Boston,
 Massachusetts 02108. TBC is a wholly owned subsidiary of Mellon Bank Corporation ("Mellon").

	Boston Advisors currently serves as administrator of the Fund pursuant to an administration agreement (the
"Administration Agreement") dated February 17, 1993, which
 was last approved by the Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on February 17, 1993.

	Under the Administration Agreement, Boston Advisors provides assistance in all aspects of the Fund's administration including accounting and bookkeeping services and preparation of certain reports and filings, and furnishes to Greenwich
Street Advisors statistical and other research data. Boston
 Advisors does not make recommendations with regard to the se-lection of the Fund's investments.

	For the services rendered to the Fund, the Fund pays Boston Advisors a fee computed and paid monthly at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the fiscal year ended February 28, 1994, the Fund paid administration fees to Boston Advisors amounting to $937,236.

	The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder,
 Boston Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO TRANSACTIONS

	Decisions to buy and sell securities for the Fund are made by Greenwich Street Advisors, subject to the overall review of the Fund's Board of Directors.
 Portfolio securities transactions for the Fund are placed on behalf of the Fund by
Greenwich Street Advisors.

	Brokerage commissions for transactions on United States and some foreign stock exchanges involve payment of negotiated brokerage commissions, which may vary among different brokers. No stated commission generally applies to securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

	In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Greenwich Street Advisors seeks the best overall terms available. The Agreement with the Fund provides that, in assessing the best overall terms available for any transaction, Greenwich Street Advisors must consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Agreement authorizes Greenwich Street Advisors, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act)
 provided to the Fund and/or other accounts over which Greenwich
Street Advisors or an affiliate exercises investment discretion.
 Greenwich Street Advisor's fee under the Advisory
Agreement is not reduced by reason of its receiving such brokerage and research services.

	The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. For the fiscal period ended February 28, 1994, the Fund paid $40,281 in brokerage fees, of which $0, or 0%, was paid to Smith Barney
Shearson. For the same period, 0% of the Fund's transactions involving the payment of commissions were effected through Smith Barney Shearson.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are
 properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

	Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the
 Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of
Shareholders to be held in 1995 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 31, 1994.

May 2, 1994

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
 SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON
 AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




EXHIBIT A

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MUTUAL MANAGEMENT CORP.:

	We have audited the accompanying consolidated statement of financial condition of Mutual Management Corp. (a wholly-
owned subsidiary of Smith Barney Shearson Holdings Inc.) and its
 Subsidiary as of December 31, 1993. This consolidated statement of financial condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated statement of financial condition based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of financial condition is free of material misstatement. An audit of a consolidated statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated statement of financial condition presentation.
 We believe that our audit of the consolidated statement of financial condition provides a reasonable basis for our opinion.

	In our opinion, the consolidated statement of financial condition referred to above presents fairly, in all material respects, the financial position of Mutual Management Corp. and its
 Subsidiary as of December 31, 1993 in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK

New York, New York March 14, 1994





  MUTUAL MANAGEMENT CORP. AND SUBSIDIARY CONSOLIDATED STATEMENT
 OF FINANCIAL CONDITION
DECEMBER 31, 1993






										ASSETS
Cash
	$			238
Management fees receivable
	13,428,876
Investments in affiliated mutual funds, at market
	1,074,258
Furniture and fixtures, net of accumulated depreciation and amortization, of $142,035
	193,356
Investment advisory contracts, net of accumulated amortization, of
  $25,422,012
	476,513,983
Receivable from affiliate
	208,595
Other assets
	24,513,330
							$515,932,636
LIABILITIES AND STOCKHOLDER'S EQUITY
Note payable to Parent
	$412,389,100
Payable to Parent and affiliate
	37,487,039
Stockholder's equity:
Common stock ($1 par value)
	500
Additional paid-in capital							49,053,121
Retained earnings									16,836,177
Cumulative translation adjustment
	166,699
66,056,497
$515,932,636

See Notes to Consolidated Statement of Financial Condition.





		MUTUAL MANAGEMENT CORP. AND SUBSIDIARY NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993

	(1) Organization -- Mutual Management Corp. ("MMC"), a wholly-owned subsidiary of Smith Barney Shearson Holdings Inc. ("Parent") (formerly Smith Barney Holdings, Inc.), is a registered investment adviser and acts pursuant to management agreements as investment manager to sixty-eight investment company portfolios and as administrator of The Inefficient-Market Fund, Inc. MMC provides each company with personnel, investment advice, office space and administrative services at fees based on the net assets of each fund. The consolidated statement of financial condition includes the accounts of Smith Barney Asset Management Corp., a wholly-owned subsidiary of MMC. Significant intercompany balances have been eliminated in consolidation.

	(2) Shearson Acquisition -- On July 31, 1993, Smith Barney, Harris Upham & Co. Incorporated ("SBHU"), together with certain of its affiliates
(including MMC) and The Travelers Inc. (formerly Primerica Corporation) acquired the domestic retail brokerage and asset management businesses ("Shearson") of Shearson Lehman Brothers Holdings Inc. and its subsidiaries, a subsidiary of American Express Company. Shearson was combined with the operations of SBHU and its affiliates, and SBHU was renamed Smith Barney Shearson Inc. ("SBS"). The acquisition included the contracts to manage fifty-four of Shearson's investment company portfolios.

	(3) Related Party Transactions -- SBS provides MMC with executive and administrative services (e.g. accounting, legal, personnel, facilities, mail and other support services) and other processing support on a basis mutually agreed upon. Receivable from and payable to affiliate are noninterest bearing. Investments in affiliated mutual funds represent shares of Smith Barney Money Funds, Inc., Smith Barney Muni Funds and Smith Barney Tax Free Money Fund, Inc. Such investments are carried at market value. In 1993, MMC transferred a deferred tax liability, resulting from the adoption of Statement of Financial Accounting Standard No. 109 on January 1, 1992, to the Parent pursuant to a tax sharing agreement. The resulting payable to Parent is non-interest bearing. Substantially all cash collected by MMC relating to management fees is remitted to the Parent in the form of dividends.

	(4) Income Taxes -- Under an income tax allocation arrangement with the Parent and The Travelers Inc., MMC's federal, state and local income taxes are provided for on a separate return basis without regard to timing differences, and are subject to the utilization of tax attributes in The Travelers Inc. consolidated income tax provision. Under the tax sharing agreement, MMC remits taxes to the Parent.

	(5) Investment Advisory Contracts -- Investment advisory contracts in-clude $387,015,720 of value ascribed to the acquired Shearson investment company advisory contracts purchased by MMC (see note 2). The cost of these contracts is being amortized over twenty years on a straight-line basis.

	In addition, the balance also includes the amortized cost assigned to certain investment advisory contracts in connection with the acquisition of the Parent by Commercial Credit Group, Inc. in December 1988. The combined successor firm subsequently changed its name to Primerica Corporation (now The Travelers Inc.). The cost of these contracts is being amortized over thirty years on a straight-line basis.
(Continued)

	(6) Note Payable -- At December 31, 1993 note payable to Parent rep-resents a demand note at a rate of LIBOR plus .75%. The note was issued for the financing of investment advisory contracts (purchased on July 31, 1993) (see note 2) and certain deferred expenses originally paid by SBS relating to closed end funds sponsored by MMC.

	On November 1, 1993 MMC paid the third and final installment of a promissory note to SBS relating to the transferral of the investment advisory contract for the Vantage Money Market Funds from SBS in October, 1990.

	(7) Stockholder's Equity -- Common shares authorized consist of 5,000 shares of Class A (non-voting) and 5,000 shares of Class B (voting). At December 31, 1993, 449 Class A shares and 51 Class B shares were issued and outstanding. In connection with the acquisition of Smith Barney Inc. by Primerica Corporation on June 19, 1987 and the subsequent acquisition of Primerica Corporation by Commercial Credit Group, Inc. in December 1988, MMC was recapitalized and its retained earnings on both dates were transferred to additional paid-in capital.




VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. Please refer to the Prospectus/Proxy Statement for a discussion of the Proposals.

1.	To elect James J. Crisona, Paulo M. Cucchi,	* FOR all
nominees listed	* WITHHOLD
	Alessandro C. di Montezemolo, Andrea Farace,	     (except as
marked to 	  AUTHORITY
	Paul Hardin, Heath B. McLendon and George	     the contrary
below)	  to vote for all
	M. Pavia as Directors of the Fund.			  nominees)

(Instuctions: To withhold authority to vote for any nominee for Director, write the appropriate name on the line provided below:)



2.	To ratify the selection of Coopers & Lybrand as the	FOR *
	AGAINST *	ABSTAIN *
	independent accountants of the Fund for the fiscal year ending February 28, 1995.


VOTE THIS VOTING INSTRUCTION CARD TODAY!
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THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)

MANAGED HIGH INCOME PORTFOLIO INC. - PROXY SOLICITED BY THE BOARD OF
DIRECTORS
Annual Meeting on June 2, 1994

The undersigned holder of shares of Managed High Income Portfolio Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon and Francis J. McNamara, III as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, Two World Trade Center, 100th Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 2, 1994 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

DATE:	________________________________
	________________________________
	________________________________
	Signature(s) (Title(s), if applicable)



SHARED\GLOBAL\FUNDAMEN\PROXY\1-94CARD.DOC